Exhibit 10.1

                          SECOND FORBEARANCE AGREEMENT
                          ----------------------------

     THIS SECOND FORBEARANCE AGREEMENT ("AGREEMENT") is made as of December 21, 2004, by and among PLANGRAPHICS, INC., a Maryland corporation ("BORROWER"), JOHN
C. ANTENUCCI and ROBIN L. ANTENUCCI (collectively, the "INDIVIDUAL GUARANTORS"), and PLANGRAPHICS, INC., a Colorado corporation ("CORPORATE GUARANTOR"), and BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation ("BANK"). The BORROWER, the INDIVIDUAL GUARANTORS and the CORPORATE GUARANTOR are hereafter collectively referred to as the "OBLIGORS."

                                R E C I T A L S:
                                ----------------

     R1. The BORROWER is currently indebted to the BANK under and in connection with a $750,000.00 revolving line of credit loan ("LINE OF CREDIT") which the BANK previously provided to the BORROWER.

     R2. The LINE OF CREDIT is evidenced by, among other things: (i) a BB&T Loan Agreement, dated February 15, 2002, as amended and modified by a Schedule "DD" to BB&T Loan Agreement, dated February 15, 2002, and an Amendment to the BB&T Loan Agreement, dated July 1, 2004, by and between the BANK and the BORROWER (collectively, the "LOAN AGREEMENT"); and (ii) a Promissory Note, dated February 15, 2002, executed and delivered by the BORROWER to the order of the BANK in the maximum stated principal amount of $750,000.00, as modified by various Note Modification Agreements of various dates executed by the BORROWER (collectively, the "NOTE").

     R3. The INDIVIDUAL GUARANTORS, jointly and severally, unconditionally guaranteed the payment and performance of all amounts that are owed by the BORROWER to the BANK under and in connection with the NOTE and the LINE OF CREDIT, pursuant to various Guaranty Agreements dated February 15, 2002 and July 1, 2004 which were executed by the INDIVIDUAL GUARANTORS in favor of the BANK (collectively, the "INDIVIDUAL GUARANTIES").

     R4. The CORPORATE GUARANTOR also unconditionally guaranteed the payment and performance of all amounts that are owed by the BORROWER to the BANK under and in connection with the NOTE and the LINE OF CREDIT, pursuant to a Guaranty Agreement dated October 22, 2004 which was executed by the CORPORATE GUARANTOR in favor of the BANK ("CORPORATE GUARANTY").

     R5. The indebtedness that is owed to the BANK under the LINE OF CREDIT and the loan documents relating thereto is secured by first priority duly perfected security interests and liens in, to and against various tangible and intangible assets of the BORROWER, including, without limitation, all of the BORROWER'S accounts, accounts receivable, contract rights, equipment, general intangibles, and all products and proceeds thereof, pursuant to a BB&T Security Agreement dated February 15, 2002 and a BB&T Security Agreement dated September 12, 2002 executed by the BORROWER in favor of the BANK (collectively, the "SECURITY AGREEMENTS") and various financing statements relating to the BORROWER in favor of the BANK and recorded among the financing statement records of the Maryland State Department of Assessments and Taxation (collectively, the "FINANCING STATEMENTS").

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     R6. The LOAN AGREEMENT, the NOTE, the INDIVIDUAL GUARANTIES, the CORPORATE
GUARANTY, the SECURITY AGREEMENTS, the FINANCING STATEMENTS, the FIRST FORBEARANCE AGREEMENT (as defined below) and all other documents executed in connection with or relating to the LINE OF CREDIT are hereafter referred to collectively as the "ORIGINAL LOAN DOCUMENTS." The ORIGINAL LOAN DOCUMENTS and this AGREEMENT are hereafter referred to collectively as the "LOAN DOCUMENTS."

     R7. All assets of the BORROWER which now or hereafter serve as security for the indebtedness that is owed to the BANK under the LINE OF CREDIT and the LOAN DOCUMENTS are referred to herein collectively as the "COLLATERAL."

     R8. As a result of various defaults under the LINE OF CREDIT, the BANK and the OBLIGORS previously entered into a Forbearance Agreement dated October 22, 2004 ("FIRST FORBEARANCE AGREEMENT"). Pursuant to the terms and conditions of the FIRST FORBEARANCE AGREEMENT, the forbearance period stated therein expired on December 3, 2004, at which time all indebtedness owed under the LINE OF CREDIT and the ORIGINAL LOAN DOCUMENTS became immediately due and payable from the OBLIGORS to the BANK.

     R9. The OBLIGORS have not paid the BANK all indebtedness that is owed under the LINE OF CREDIT as required by the FIRST FORBEARANCE AGREEMENT. Consequently, the OBLIGORS are presently in default under the ORIGINAL LOAN DOCUMENTS.

     R10. The OBLIGORS have asked the BANK to: (a) forbear against the OBLIGORS and the COLLATERAL as set forth herein; (b) accept payment of the indebtedness that is owed to the BANK under the LINE OF CREDIT pursuant to the terms and conditions set forth below; (c) make certain limited advances to the BORROWER under the LINE OF CREDIT as set forth herein; and (d) agree to the other terms and conditions set forth herein. The BANK has now had an opportunity to review the OBLIGORS' requests, and in connection therewith, is willing to agree as set forth below.

                              W I T N E S S E T H:
                              --------------------

     NOW, THEREFORE, in consideration of these premises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. Recitals. The recitals set forth above are true and accurate in every respect and are hereby incorporated into this AGREEMENT by reference.

     2. Forbearance Period. The BANK hereby agrees, subject to the terms and conditions set forth herein, to forbear from asserting and enforcing its various rights and remedies under the LOAN DOCUMENTS and applicable law with respect to the OBLIGORS and the COLLATERAL until the earlier of an EVENT OF DEFAULT (as defined below) hereunder or 3:00 p.m. on January 10, 2005 (the "FORBEARANCE PERIOD"). Upon the expiration of the FORBEARANCE PERIOD or upon the occurrence of an EVENT OF DEFAULT (as defined below), all indebtedness that is owed under the LOAN DOCUMENTS at that time, including, without limitation, all principal, accrued and unpaid interest, late charges, audit and field examination fees, appraisal fees, due diligence expenses, attorneys' fees and expenses and all other charges and expenses owed thereunder, shall, without notice or demand, become immediately due and payable from the OBLIGORS to the BANK.

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     3. Acknowledgments. The OBLIGORS acknowledge and agree that: (a) the LOAN
DOCUMENTS are the valid and binding obligations of the OBLIGORS; (b) the OBLIGORS are presently in default on their respective obligations to the BANK under the ORIGINAL LOAN DOCUMENTS; and (c) but for the BANK'S agreement to forbear as set forth herein, the BANK would be entitled to immediately enforce its various rights and remedies against the OBLIGORS and the COLLATERAL under the ORIGINAL LOAN DOCUMENTS and applicable law.

     4. Outstanding Balance Owed Under The Line of Credit. The parties hereto acknowledge and agree that, as of December 20, 2004, the outstanding principal and interest balance, exclusive of attorneys' fees and expenses, owed by the OBLIGORS to the BANK under the LINE OF CREDIT and the LOAN DOCUMENTS was $362,140.86, consisting of an outstanding principal balance of $359,028.80 and accrued and unpaid interest of $3,112.06.

     5. Attorneys' Fees and Expenses. In addition to the above referenced amounts, there is also due and owing from the OBLIGORS to the BANK under the LOAN DOCUMENTS, all actual costs, expenses and attorneys' fees which the BANK has incurred and may incur in the future under, in connection with, or due to the defaults existing under the ORIGINAL LOAN DOCUMENTS, including, but not limited to, all costs, expenses and attorneys' fees which the BANK has incurred and may incur in the future in preparing, negotiating and this AGREEMENT and the FIRST FORBEARANCE AGREEMENT. All such costs, expenses and attorneys' fees, and all costs involved in carrying out the transactions contemplated by this AGREEMENT that are incurred by the BANK, including, but not limited to, attorneys' fees and expenses, recording fees, audit and field examination fees, due diligence expenses, record search charges and appraisal fees, shall be the sole and absolute responsibility of the OBLIGORS and shall be paid by the OBLIGORS to the BANK on demand. As of December 20, 2004, the BANK has incurred unpaid attorneys' fees and expenses of approximately $1,200.00 ("CURRENT FEES"). The BORROWER hereby authorizes the BANK to debit its OPERATING ACCOUNT (as defined below) for the CURRENT FEES and for all other attorneys' fees and expenses that are presently or hereafter owed by the OBLIGORS to the BANK under this AGREEMENT and the other LOAN DOCUMENTS.

     6. Forbearance Fee. In consideration for the various agreements of the BANK as set forth herein, the OBLIGORS shall pay the BANK a forbearance fee in the amount of One Thousand Dollars ($1,000.00) ("FORBEARANCE FEE"). The FORBEARANCE FEE shall be the sole and absolute property of the BANK and shall not be applied by the BANK to reduce any of the outstanding indebtedness that is owed by the OBLIGORS under the LOAN DOCUMENTS. The FORBEARANCE FEE shall be paid by the OBLIGORS to the BANK simultaneously with the execution of this AGREEMENT. The BORROWER hereby authorizes the BANK to debit its OPERATING ACCOUNT (as defined below) for the FORBEARANCE FEE.

     7. Interest Rate; Default Interest Rate. Until all indebtedness that is owed under the LINE OF CREDIT has been paid in full, interest shall continue to accrue on the outstanding principal balance that is owed to the BANK under the LINE OF CREDIT at an interest rate equal to the BANK'S "Prime Rate" as defined in the NOTE plus six percent (6%) per annum to be adjusted daily. Upon an EVENT OF DEFAULT, the BANK may assess and charge any default rate of interest called for in the LOAN DOCUMENTS.

     8. Confirmation Of Obligations. The OBLIGORS acknowledge, ratify and confirm their respective obligations to the BANK under the ORIGINAL LOAN DOCUMENTS and further acknowledge, ratify and confirm that they are and shall remain, jointly and severally, absolutely and unconditionally obligated to pay the BANK all present and future indebtedness that is owed under the LOAN DOCUMENTS.

     9. Representations Regarding Collateral; Termination of National City Financing Statement. The OBLIGORS hereby acknowledge, ratify and confirm that all present and future indebtedness that is owed to the BANK under the LOAN DOCUMENTS is and shall hereafter continue to be secured by duly perfected security interests and liens in, to and against the COLLATERAL. The OBLIGORS further acknowledge and agree that the BANK shall not be obligated to release any of the liens which it holds against any of the COLLATERAL unless and until the BANK is paid all amounts that are owed under the LINE OF CREDIT and the LOAN DOCUMENTS. The OBLIGORS hereby represent and warrant to the BANK that no creditor, other than the BANK, holds a lien or security interest against any of the COLLATERAL. The OBLIGORS further represent and warrant to the BANK that the BORROWER is not indebted to National City Bank of Kentucky for any amount of money and that the financing statement previously recorded against the BORROWER by National City Bank of Kentucky on or about June 26, 2000 (Original Lien Number 181050723) (the "NATIONAL CITY FINANCING STATEMENT") among the financing statement records of the Maryland State Department of Assessments and Taxation should have been terminated. Within five (5) business days after the execution of this AGREEMENT, the BORROWER shall cause a termination statement to be filed by National City Bank of Kentucky in the Maryland State Department of Assessments and Taxation in order to terminate the NATIONAL CITY FINANCING STATEMENT and shall provide a date-stamped copy of such recorded termination statement to the BANK.

     10. Representations Regarding Accounts Receivable. The OBLIGORS hereby acknowledge that the BORROWER has provided the BANK with a "Loan Base Report" dated December 20, 2004 representing to the BANK that the BORROWER has valid outstanding accounts receivable in the amount of $2,102,142.81 as of December 17, 2004 ("AGING STATEMENT"). The OBLIGORS hereby represent and warrant to the BANK that the BORROWER owns all of the accounts receivable listed in the AGING STATEMENT and that the AGING STATEMENT is true, accurate and complete in all respects.

     11. Payments. The indebtedness that is owed to the BANK under the LINE OF CREDIT and the LOAN DOCUMENTS relating thereto shall be paid by the OBLIGORS to the BANK in the following manner:

          (a) Simultaneously with the execution of this AGREEMENT, the OBLIGORS shall deliver a payment to the BANK in an amount equal to the CURRENT FEES and a payment in an amount equal to the FORBEARANCE FEE;

          (b) On January 1, 2005, the OBLIGORS shall deliver to the BANK, in immediately available funds, a payment equal to the accrued and unpaid interest that is owed under the LINE OF CREDIT and the LOAN DOCUMENTS; and

          (c) On or before 3:00 p.m. on January 10, 2005, the OBLIGORS shall deliver to the BANK, in immediately available funds, a payment equal to all indebtedness that is owed at that time to the BANK under the LINE OF CREDIT and the LOAN DOCUMENTS, including, without limitation, all principal, accrued and unpaid interest, late charges, due diligence expenses, recording fees, appraisal fees, audit and field examination fees, and all other costs, expenses and attorneys' fees owed thereunder.

          (d) The BORROWER hereby authorizes the BANK to debit its OPERATING ACCOUNT (as defined below) for all of the payments called for in this AGREEMENT, including, without limitation, all payments called for in this Section.

     12. Obligation To Seek Refinancing. During the FORBEARANCE PERIOD, the OBLIGORS shall use their best efforts to obtain a loan from a lender other than the BANK in order to refinance the LINE OF CREDIT and pay the BANK all amounts that are owed thereunder prior to January 10, 2005. The OBLIGORS shall provide the BANK with copies of any applications which they submit to apply for such refinancing and copies of all letters of intent, commitment letters and settlement statements which are submitted, prepared and/or executed in connection with the OBLIGORS' efforts at obtaining a refinancing loan. The OBLIGORS acknowledge that their respective obligations under the LOAN DOCUMENTS, including the OBLIGORS' obligation to make the payments called for under this AGREEMENT, shall not be contingent upon the OBLIGORS' ability to obtain a refinancing loan from another lender.

     13. Borrowing Base; Maximum Line Amount. The parties hereto agree that: (i) during the FORBEARANCE PERIOD the "Borrowing Base" under the LINE OF CREDIT (the "BORROWING BASE") shall be equal to seventy percent (70%) of the BORROWER'S "Eligible Accounts" as defined in the LOAN DOCUMENTS that are less than sixty days (60) from the original date of invoicing, with the exception of any accounts receivable that are due from New York which such accounts shall be "Eligible Accounts" provided that they are less than ninety (90) days from the original date of invoicing; and (ii) the maximum principal amount outstanding under the LINE OF CREDIT any given time shall not exceed the lesser of: (a) $750,000.00; or (b) the BORROWING BASE (the "MAXIMUM LINE AMOUNT").

     14. Weekly Loan Base Reports. On each Monday during the FORBEARANCE PERIOD, the BORROWER shall provide the BANK with a fully and properly prepared "Loan Base Report" ("LOAN BASE REPORT"), as that term is defined in the LOAN DOCUMENTS, in a form and substance that is acceptable to the BANK in all respects, together with all schedules, agings, certificates, lists, records, reports and other documents as the BANK may require in its sole and absolute discretion.

     15. Limited Advances Under the Line of Credit. During the FORBEARANCE PERIOD, the BANK may, in its sole and absolute discretion, make certain limited advances to the BORROWER under the LINE OF CREDIT and the LOAN DOCUMENTS evidencing the same, subject to the following terms, covenants and limitations:

          (a) as a condition precedent to the BORROWER'S right to receive any further advances from the BANK under the LINE OF CREDIT, no EVENT OF DEFAULT shall have occurred under this AGREEMENT or any of the other LOAN DOCUMENTS;

          (b) any further advances from the BANK to the BORROWER under the LINE OF CREDIT shall not cause the total principal indebtedness that is outstanding under the LINE OF CREDIT and the LOAN DOCUMENTS to exceed the MAXIMUM LINE AMOUNT;

          (c) the BORROWER shall have provided the BANK with a fully and properly prepared LOAN BASE REPORT, in a form and substance that is acceptable to the BANK in all respects, so that the BANK may, in its sole and absolute discretion, determine the BORROWING BASE for the LINE OF CREDIT;

          (d) all other terms, covenants and conditions set forth in the LOAN DOCUMENTS that are applicable to any request for an advance under the LINE OF CREDIT, to the extent not modified herein, shall also be applicable to any advance hereafter requested by the BORROWER under the LINE OF CREDIT and must be complied with by the BORROWER as a condition precedent to the BORROWER's right to receive any further advances from the BANK under the LINE OF CREDIT; and

          (e) each advance requested by the BORROWER under the LINE OF CREDIT must be acceptable to the BANK in all respects in the BANK's sole and absolute discretion.

The parties hereto agree that all advances hereafter made by the BANK to the BORROWER under the LINE OF CREDIT shall constitute additional indebtedness that is due and owing from the OBLIGORS to the BANK under the NOTE and the other LOAN DOCUMENTS, shall be secured by first priority duly perfected security interests and liens in, to and against the COLLATERAL, and shall be due and payable from the OBLIGORS to the BANK as provided for herein. Moreover, the OBLIGORS hereby acknowledge and agree that in the event that any advances made by the BANK to the BORROWER under the LINE OF CREDIT exceed the MAXIMUM LINE AMOUNT, the OBLIGORS shall be unconditionally liable to the BANK for all such amounts pursuant to the terms and conditions of the LOAN DOCUMENTS.

     16. Termination of Line of Credit. The OBLIGORS hereby acknowledge and agree that upon the earlier of the occurrence of an EVENT OF DEFAULT (as hereafter defined) hereunder or the expiration of the FORBEARANCE PERIOD, the revolving nature of the LINE OF CREDIT shall automatically terminate without notice and the BANK, thereafter, shall not be obligated or required to make any further advances to the BORROWER or to any other person or entity under the LINE OF CREDIT or under any of the LOAN DOCUMENTS evidencing the same. The OBLIGORS also acknowledge and agree that the above-described termination of the revolving nature of the LINE OF CREDIT shall be valid, proper and binding and shall not create any defense, offset, or counterclaim in favor of any of the OBLIGORS with respect to their respective obligations to the BANK under the LOAN DOCUMENTS.

     17. Lock Box; Collateral Reserve Account; Receivables Collections. All of the BORROWER'S present and future account receivable collections to be sent directly to the lock box at the BANK which was previously established in connection with the LINE OF CREDIT ("LOCK BOX"). All account receivable collections that are received by the BANK in the LOCK BOX will be deposited by the BANK into the Collateral Reserve Account, account number 5152855771 ("COLLATERAL RESERVE ACCOUNT"), at the BANK which was previously established in connection with the LINE OF CREDIT. In the event that the BORROWER receives any account receivable collections, cash, checks or other proceeds of the BANK'S COLLATERAL, the BORROWER shall hold such funds in trust for the BANK and shall immediately deposit all such funds into the COLLATERAL RESERVE ACCOUNT at the BANK. Until such time as all indebtedness that is owed to the BANK under the LOAN DOCUMENTS has been paid in full, all cash, checks and other monies of the BORROWER that are deposited into the COLLATERAL RESERVE ACCOUNT will be applied from time to time by the BANK to reduce the indebtedness that is owed under the LOAN DOCUMENTS, in such order, proportion and manner as the BANK, in its sole and absolute discretion deems appropriate from time to time. The BORROWER hereby acknowledges and agrees that the BORROWER shall have no access to, use of or control over the COLLATERAL RESERVE ACCOUNT or to any of the funds on deposit therein for any reason.

     18. Bank Accounts; Operating Account; Authorization To Debit. The parties hereto agree as follows:

          (a) Bank Accounts. At the present time, the BORROWER maintains its operating account, account number 5152844796 ("OPERATING ACCOUNT"), at the BANK. Until such time as all indebtedness that is owed to the BANK under the LOAN DOCUMENTS has been fully satisfied, the BORROWER agrees to maintain all of its bank accounts (together with the OPERATING ACCOUNT collectively the "BANK ACCOUNTS") at the BANK, except that the BORROWER may maintain its payroll account at National City Bank of Kentucky ("PAYROLL ACCOUNT"). With the exception of the PAYROLL ACCOUNT, the BORROWER shall not maintain any bank accounts at any other bank or financial institution other than the BANK, unless the BANK expressly agrees in writing.

          (b) Advances Into Operating Account. Any advances that are made by the BANK to the BORROWER under the LINE OF CREDIT shall be deposited into the BORROWER'S OPERATING ACCOUNT, except that the BANK may, upon a request by the BORROWER, transfer funds for payroll that are advanced under the LINE OF CREDIT into the BORROWER'S PAYROLL ACCOUNT at National City Bank of Kentucky.

          (c) Authorization to Debit Operating Account. The BORROWER hereby authorizes the BANK to debit its OPERATING ACCOUNT for all payments called for in this AGREEMENT.

          (d) No Overdrafts. The OBLIGORS hereby acknowledge and agree that the BANK shall not be obligated for any reason to honor any checks, ACH (Automated Clearing House) debits or other items that are drawn or otherwise presented for payment against any of the BANK ACCOUNTS if payment of the check, ACH debit or item would cause an overdraft or negative balance in any of the BANK ACCOUNTS. The OBLIGORS further acknowledge and agree that in the event that any check, ACH debit or other item is presented for payment against any BANK ACCOUNT at such time when there are insufficient collected and immediately available funds in the BANK ACCOUNT to cover said check, ACH debit or item, the BANK shall be entitled, in its sole and absolute discretion, to return some or all of such check(s), ACH debit(s) or item(s) unpaid. In the event that any overdraft is caused in any of the BANK ACCOUNTS, the OBLIGORS shall immediately reimburse the BANK for the full amount of such overdraft upon demand by the BANK.

          (e) Offset; Security Interest. Upon an EVENT OF DEFAULT (as defined below), the BANK shall be entitled to offset against any BANK ACCOUNT and apply the funds therein to reduce the indebtedness that is owed under the LOAN DOCUMENTS in such manner as the BANK deems appropriate. The BORROWER hereby grants the BANK a lien and security interest in, to and against all of the BANK ACCOUNTS and all funds now or hereafter on deposit therein.

     19. No Loans; No Payment of Dividends. The OBLIGORS hereby agree that until the LINE OF CREDIT is paid in full, the BORROWER shall not: (i) loan or advance any money to any person or entity for any reason, or (ii) pay any dividend, distribution or other funds, other than ordinary wages, to the GUARANTORS or to any of the BORROWER'S shareholders or directors.

     20. Subordination Of Loans. The OBLIGORS hereby agree that until the LINE OF CREDIT is paid in full, all amounts due and owing from any OBLIGOR to any other OBLIGOR (collectively, the "SUBORDINATED LOANS") are hereby subordinated in all respects to the indebtedness that is due and owing to the BANK under the LOAN DOCUMENTS. The OBLIGORS hereby agree that no payments shall be made or received by any of the OBLIGORS on any of the SUBORDINATED LOANS until such time as all indebtedness that is owed to the BANK under the LOAN DOCUMENTS has been fully satisfied. In the event that any of the OBLIGORS receive any payments on any of the SUBORDINATED LOANS, the OBLIGORS shall hold such funds in trust for the BANK and shall immediately turn over such funds to the BANK.

     21. Financial Information. The OBLIGORS hereby agree that:

          (a) The OBLIGORS shall provide all financial information and documentation to the BANK that is called for in the LOAN DOCUMENTS as and when required thereunder.

          (b) Within five (5) business days after the execution of this AGREEMENT, the OBLIGORS shall provide the BANK with: (i) copies of all contracts that are requested by the BANK between the BORROWER and any third party which in any way relates to any account receivable which is owed to the BORROWER; (ii) a detailed list of all of BORROWER'S equipment, furniture, computers and other assets, including the location of each such item; and (iii) copies of any leases between the BORROWER and any third party.

          (c) In addition, the OBLIGORS shall provide the BANK with all financial information and documentation that the BANK may request from time to time from the OBLIGORS, including, without limitation, a current detailed account receivable aging statement for the BORROWER, including the name, address, contact person and telephone number for each account debtor, balance sheets, financial statements, income statements, financial projections, account payable aging statements, tax returns, and personal financial statements for the GUARANTORS.

          (d) All financial information and documentation submitted by the OBLIGORS to the BANK shall be in forms that are acceptable to the BANK and shall contain such information and detail as the BANK may require in its sole and absolute discretion.

     22. Taxes. The OBLIGORS hereby warrant and represent to the BANK that the BORROWER is current in all of its tax payments to the Internal Revenue Service, the State of Maryland and all other taxing authorities. The OBLIGORS further represent and warrant to the BANK that the OBLIGORS will make all tax payments which the OBLIGORS are required to make to the Internal Revenue Service, the State of Maryland and all other taxing authorities with respect to all forms of taxes including, without limitation, federal and state income and withholding taxes and personal property taxes, when and as said tax payments are due.

     23. Due Diligence; Appraisal; Audit. The OBLIGORS hereby agree that until the LINE OF CREDIT has been paid in full, the BANK, at the sole expense of the OBLIGORS, shall be entitled to conduct such due diligence with respect to the OBLIGORS and the COLLATERAL as the BANK, in its sole and absolute discretion, deems necessary, including, but not limited to, obtaining UCC, judgment and tax lien reports for the OBLIGORS, obtaining appraisals with respect to the COLLATERAL, conducting financial audits and field examinations of the BORROWER'S business and financial records, and such other due diligence with respect to the COLLATERAL and the OBLIGORS as the BANK deems appropriate and at such times as the BANK deems appropriate. The cost of conducting such due diligence shall be the responsibility of the OBLIGORS and shall be paid for by the OBLIGORS to the BANK in accordance with the terms and conditions of Sections 5 and 11 above or on demand. The OBLIGORS shall fully assist and cooperate with the BANK in obtaining or conducting any of the due diligence, appraisals or field examinations contemplated herein. The OBLIGORS acknowledge that they will not be entitled to receive any copies or the substance of any reports prepared for the BANK in connection with any due diligence that the BANK performs pursuant to this Section.

     24. Inspection of Collateral. At any time or from time to time, the BANK and its agents and representatives, upon providing the OBLIGORS with twenty-four
(24) hours telephonic notice (except in the case where the BANK believes that the condition of the COLLATERAL is threatened, in which case, no notice shall be required) shall be entitled to enter upon the BORROWER's business premises and inspect the COLLATERAL and all records and documents relating thereto, and the OBLIGORS shall fully cooperate with the BANK and its agents and representatives during the course of any such inspection.

     25. Covenant Not To Encumber Or Transfer Assets. The OBLIGORS agree that no further encumbrances of any type, whether voluntary or involuntary, and whether by mortgage, security agreement and financing statement, deed of trust, judgment or lien, shall be placed against any of the OBLIGORS' assets or against any of the COLLATERAL, without the prior written consent of the BANK. The OBLIGORS agree that they will not sell, transfer or convey any of the COLLATERAL until the LINE OF CREDIT is paid in full, without the prior written consent of the BANK, other than in the ordinary course of business.

     26. Insurance. The OBLIGORS shall maintain fire, casualty and other hazard insurance with respect to the COLLATERAL in amounts that are reasonably acceptable to the BANK. Within five (5) business days after the execution of this AGREEMENT, the OBLIGORS shall provide the BANK with documentation evidencing the existence of all such insurance policies. In addition, in the event that the BANK has not been named as a loss payee, mortgagee or additional insured under each insurance policy, the OBLIGORS shall cause the BANK to be named as such under each insurance policy and copies of documents evidencing each amendment shall be provided to the BANK at the time of the execution of this AGREEMENT. All insurance proceeds payable from any such insurance policies, and all insurance proceeds payable in connection with or as a result of any of the COLLATERAL, shall be paid directly to the BANK and will be applied by the BANK to reduce the indebtedness that is owed under the LOAN DOCUMENTS.

     27. Additional Documents And Submissions. The OBLIGORS agree to execute and deliver to the BANK such other and further documents, in forms that are acceptable to the BANK in all respects, as may, from time to time, in the sole opinion of the BANK or its counsel, be reasonably necessary, convenient or proper to carry out the terms and conditions of this AGREEMENT and the other LOAN DOCUMENTS or to grant or perfect the BANK'S liens and security interests against the COLLATERAL.

     28. Representations And Warranties. The OBLIGORS hereby severally represent and warrant to the BANK that:

          (a) All information, documents, reports, statements, financial statements and data submitted by or on behalf of the OBLIGORS in connection with this AGREEMENT are true, accurate and complete as of the date made;

          (b) The BORROWER is duly organized, validly existing, and in good standing under the laws of the State of Maryland;

          (c) The entry into this AGREEMENT by the BORROWER has been validly and effectively approved by the BORROWER'S Board of Directors and/or shareholders as may be required by the BORROWER'S organizational documents, all amendments thereto and applicable law;

          (d) JOHN C. ANTENUCCI is the President of the BORROWER and is authorized under the BORROWER'S organizational documents, any amendments thereto, and applicable law to execute this AGREEMENT and all other related documents called for herein on behalf of the BORROWER;

          (e) The CORPORATE GUARANTOR is duly organized, validly existing, and in good standing under the laws of the State of Colorado;

          (f) The entry into this AGREEMENT by the CORPORATE GUARANTOR has been validly and effectively approved by the CORPORATE GUARANTOR'S Board of Directors and/or shareholders as may be required by the CORPORATE GUARANTOR 'S organizational documents, all amendments thereto and applicable law;

          (g) JOHN C. ANTENUCCI is the President of the CORPORATE GUARANTOR and is authorized under the CORPORATE GUARANTOR'S organizational documents, any amendments thereto, and applicable law to execute this AGREEMENT and all other related documents called for herein on behalf of the CORPORATE GUARANTOR;

          (h) The making and performance of this AGREEMENT will not immediately, or with the passage of time, the giving of notice or both violate the charter, by-laws or any other organizational documents of the BORROWER or the CORPORATE GUARANTOR;

          (i) There are no pending or threatened lawsuits or legal proceedings of any nature against any of the OBLIGORS or the COLLATERAL; and

          (j) The LOAN DOCUMENTS are the valid and binding obligations of the OBLIGORS to which the OBLIGORS have no defenses, counterclaims or offsets.

     29. Additional Events Of Default. The following shall constitute events of default under this AGREEMENT and additional events of default under the LOAN DOCUMENTS (individually, "EVENT OF DEFAULT" and collectively, the "EVENTS OF DEFAULT"):

          (a) The failure of any of the OBLIGORS to make, in a timely manner, any of the payments which they are required to tender to the BANK pursuant to this AGREEMENT or any other LOAN DOCUMENT, time being of the essence;

          (b) The failure of any of the OBLIGORS to do anything they are required to do under this AGREEMENT or under any other LOAN DOCUMENT;

          (c) The OBLIGORS doing anything they are prohibited from doing under this AGREEMENT or under any other LOAN DOCUMENT;

          (d) Any violation or breach by any of the OBLIGORS of any representation, covenant, warranty or obligation contained in this AGREEMENT or in any other LOAN DOCUMENT;

          (e) Any of the OBLIGORS providing the BANK with any information that is not materially true, accurate and complete;

          (f) The commencement of a voluntary federal bankruptcy proceeding, state insolvency proceeding or other similar type of proceeding by or against any of the OBLIGORS;

          (g) The commencement of an involuntary bankruptcy proceeding against any of the OBLIGORS;

          (h) The death or dissolution of any OBLIGOR;

          (i) The occurrence of any event which the BANK reasonably deems to impair any of the COLLATERAL in any respect including, without limitation, the value thereof;

          (j) The recordation of any federal, state or local tax lien against any of the OBLIGORS;

          (k) The occurrence of a material adverse change in the financial condition or business of any of the OBLIGORS after the date of the execution of this AGREEMENT;

          (l) The occurrence of an overdraft in any of the BANK ACCOUNTS;

          (m) The failure by the OBLIGORS to pay any form of taxes as and when such taxes are due;

          (n) The filing of any foreclosure action or proceeding against any of the COLLATERAL by another creditor;

          (o) The entry of a money judgment against any of the OBLIGORS after the date of this AGREEMENT;

          (p) The garnishment or attachment of any of the OBLIGORS' assets;

          (q) The submission of any LOAN BASE REPORT or other financial information or documentation by the OBLIGORS to the BANK that is not true, accurate and complete on the date that it is submitted;

          (r) The failure by the BORROWER to deposit all of its account receivable collections, checks and cash in the COLLATERAL RESERVE ACCOUNT at the BANK; or

          (s) The occurrence of any field examination by the BANK, or the BANK'S agents or representatives, of the BORROWER and the BORROWER'S financial records which the BANK, in its sole and absolute discretion, deems to be unsatisfactory to the BANK.

     30. No Cure Periods. All cure periods or grace periods provided for in the ORIGINAL LOAN DOCUMENTS, and all provisions in the ORIGINAL LOAN DOCUMENTS which required the BANK to provide notice to the OBLIGORS, are hereby deleted and shall no longer have any force or effect.

     31. Incorporation; Limited Modification. The terms and conditions of the ORIGINAL LOAN DOCUMENTS are incorporated herein by reference and made a part hereof as if fully set forth herein. Except as modified by this AGREEMENT, the parties hereto acknowledge and agree that all other terms and conditions of the ORIGINAL LOAN DOCUMENTS shall remain unchanged, in full force and effect and are hereby ratified and confirmed by the OBLIGORS and the BANK in all respects.

     32. Waivers. The BANK may at any time or from time to time waive all or any of its rights and remedies under this AGREEMENT or under any other LOAN DOCUMENT, but any such waiver or indulgence by the BANK at any time or from time to time shall not constitute, unless specifically so expressed by the BANK, in writing, a future waiver of performance or exact performance by the OBLIGORS.

     33. No Novation. This AGREEMENT and any documents executed pursuant to this AGREEMENT shall not cause a novation of any of the ORIGINAL LOAN DOCUMENTS or extinguish, terminate or impair the OBLIGORS' respective obligations to the BANK under the LOAN DOCUMENTS. In addition, this AGREEMENT and any documents executed pursuant to this AGREEMENT shall not release, affect or impair the priority of any security interests or liens held by the BANK in any of the COLLATERAL.

     34. Forbearance; Rights and Remedies. The BANK, subject to the terms and conditions set forth herein, agrees to forbear from exercising and enforcing any rights or remedies which the BANK may be entitled to assert under the LOAN DOCUMENTS and applicable law with respect to the OBLIGORS and the COLLATERAL during the FORBEARANCE PERIOD, provided that no EVENT OF DEFAULT hereafter occurs under this AGREEMENT or under any other LOAN DOCUMENT. Upon the earlier of the occurrence of an EVENT OF DEFAULT or the expiration of the FORBEARANCE PERIOD, the BANK, immediately thereafter, without notice or demand, shall be entitled to: (a) accelerate payment of all indebtedness that is owed by the OBLIGORS to the BANK under the LOAN DOCUMENTS; (b) confess judgment against the OBLIGORS as set forth below; (c) collect, foreclosure or liquidate some or all of the COLLATERAL; and/or (d) assert and enforce all other rights and remedies which are available to the BANK under this AGREEMENT the other LOAN DOCUMENTS as modified by this AGREEMENT and applicable law with respect to the OBLIGORS, the COLLATERAL and the OBLIGORS' other respective assets. The parties hereto acknowledge that by entering into this AGREEMENT, the BANK is not waiving any of its rights or remedies under the LOAN DOCUMENTS or any defaults which presently exist thereunder.

     35. Confession Of Judgment. Upon the occurrence of an EVENT OF DEFAULT under this AGREEMENT or a default or EVENT OF DEFAULT under any other LOAN DOCUMENT as modified by this AGREEMENT, the OBLIGORS irrevocably authorize and empower any attorney admitted to practice before any court of record in the United States to appear on behalf of any or all of the OBLIGORS in any such court, in one or more proceedings, or before any clerk thereof, and to confess judgment against any or all of the OBLIGORS, without prior notice or opportunity for prior hearing, in favor of the BANK, for the full amount then owed to the BANK under the LOAN DOCUMENTS, plus an attorneys' fee equal to fifteen percent

(15%) of said amounts, plus court costs. In addition to all other courts where jurisdiction and venue would be proper, the OBLIGORS consent to the jurisdiction and venue of the courts of any county of the State of Maryland, or Baltimore City, Maryland, or the United States District Court for the District of Maryland for the entry of said judgment(s). The OBLIGORS waive and release all errors, defects, and imperfections whatsoever in the entry of said judgment(s) and hereby agree that no writ of error or objection or motion or rule to open or strike said judgment(s) or appeal shall be made or taken thereto. The OBLIGORS also waive any right to notice or a hearing prior to the entry of said judgments and further waive the benefit of any and every statute, ordinance, or rule of court which may be lawfully waived conferring upon the OBLIGORS any right or privilege of exemption including, but not limited to, any homestead exemption, stay of execution, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment. The authority and power to appear for and enter judgment(s) against the OBLIGORS pursuant to the authority granted herein shall not be exhausted by one or more exercises thereof, or by any imperfect exercise thereof, and shall not be extinguished by any judgment(s) entered pursuant thereto; such authority and power may be exercised on one or more occasions from time to time, in the same or different jurisdictions, as often as the BANK may deem necessary or advisable.

     36. Consent to Jurisdiction in Maryland. The OBLIGORS hereby each consent to personal jurisdiction and venue in any state or federal court in the State of Maryland in any action or proceeding arising out of or relating to the LINE OF CREDIT, this AGREEMENT or any of the other LOAN DOCUMENTS.

     37. Governing Law. The performance and construction of this AGREEMENT and the other LOAN DOCUMENTS shall be governed by the laws of the State of Maryland.

     38. Invalidity. If any term, provision or condition, or any part thereof, of this AGREEMENT or any other LOAN DOCUMENT, shall for any reason be found or held invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition or any other term, provision or condition, and this AGREEMENT and the other LOAN DOCUMENTS shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

     39. Binding Effect. This AGREEMENT and the other LOAN DOCUMENTS shall be binding upon and inure to the benefit of the parties hereto and their respective personal representatives, successors and assigns.

     40. Amendment. This AGREEMENT and the other LOAN DOCUMENTS may only be altered, modified or amended by a writing executed by all of the parties hereto.

     41. Time. Time is of the essence with respect to this AGREEMENT and the other LOAN DOCUMENTS.

     42. Tense, Gender, Defined Terms, Captions, Effective Date, Execution In Counterparts and Via Facsimile, Miscellaneous. As used herein, the plural shall refer to and include the singular, and the singular the plural, and the use of any gender shall include and refer to any other gender. All defined terms are completely capitalized throughout this AGREEMENT. All captions are for the purpose of convenience only. This AGREEMENT shall be effectively dated as of December 21, 2004. This AGREEMENT may be executed and delivered in counterparts. Signed counterparts may be delivered via facsimile, with all copies delivered via facsimile to be deemed to have the same force and effect as if bearing original signatures.

     43. Notices. Any notice required or permitted by or in connection with this AGREEMENT or any other LOAN DOCUMENT, without implying any obligation to provide any such notice, shall be in writing at the appropriate addresses set forth below or to such other addresses as may be hereafter specified by written notice by the BANK or any of the OBLIGORS. Any such notice shall be deemed to be effective one (1) day after dispatch if sent by Airborne, Express Mail, Federal Express, American Overnight or similar overnight mail service. Notwithstanding the foregoing, all notices shall be considered to be effective immediately if accomplished by hand delivery or facsimile.

                  If to the BANK:
                  Branch Banking & Trust Company
                  1100 Wayne Avenue
                  Silver Spring, Maryland 20910
                  Attn:  Andrew P. Shambarger, BSO


                  If to the OBLIGORS:
                  PlanGraphics, Inc., a Maryland corporation
                  PlanGraphics, Inc., a Colorado corporation
                  John C. Antenucci
                  Robin L. Antenucci
                  112 East Main Street
                  Frankfort, Kentucky 40601

     44. Waiver Of Jury Trial. The parties hereto hereby agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by or against any of the OBLIGORS or the BANK, or any of their successors or assigns, on or with respect to the LINE OF CREDIT, the COLLATERAL, this AGREEMENT or any other LOAN DOCUMENT, or which in any way relates, directly or indirectly, to the obligations of any of the OBLIGORS to the BANK under the LINE OF CREDIT, this AGREEMENT or under any other LOAN DOCUMENT, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. THE PARTIES HERETO EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. The OBLIGORS acknowledge and agree that this provision is a specific and material aspect of the agreement between the parties and that the BANK would not enter into this AGREEMENT if this provision, or any other provision of this AGREEMENT, were not contained herein.

     45. Release Of The Bank. As an additional part of this AGREEMENT, and in consideration for the various agreements of the BANK as set forth herein, the OBLIGORS, jointly and severally, hereby release, acquit, exonerate and forever discharge the BANK, all of the BANK'S affiliates, parent corporations and subsidiaries, and all of the BANK'S past, present and future directors, officers, employees, agents and attorneys (collectively, the "RELEASED BANK PARTIES") from any and all claims, causes of action, suits and damages of any nature (including claims for attorneys' fees), known or unknown, suspected or unsuspected, which the OBLIGORS jointly or severally ever had or now have against any or all of the RELEASED BANK PARTIES, including, without limitation, any and all claims, causes of action, suits or damages which arise out of or are due to any act, omission, communication, transaction, occurrence, representation, misrepresentation, promise, breach of fiduciary duty, negligence, or breach of contract in any way relating or pertaining to the LINE OF CREDIT, the LOAN DOCUMENTS, the BANK ACCOUNTS, the COLLATERAL and/or the RELEASED BANK PARTIES' dealings with any of the OBLIGORS. The OBLIGORS hereby acknowledge that it is their intent to hereby grant to the RELEASED BANK PARTIES the broadest possible release of all claims or causes of action that they may have against the RELEASED BANK PARTIES.

     IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of the date first written above with the specific intention of creating an instrument under seal.

WITNESS/ATTEST:                              OBLIGORS:

                                             PLANGRAPHICS, INC.,
                                             A Maryland Corporation


12/22/2004                                   By: /S/ John C. Antenucci (SEAL)
----------                                   -------------------------
                                             John C. Antenucci, President

WITNESS/ATTEST:                              OBLIGORS:

                                             PLANGRAPHICS, INC.,
                                             A Colorado Corporation


12/22/2004                                   By: /S/ John C. Antenucci (SEAL)
----------                                   -------------------------
                                             John C. Antenucci, President


12/22/2004                                   /S/ John C. Antenucci (SEAL)
----------                                   ---------------------
                                             JOHN C. ANTENUCCI


12/22/2004                                   /S/ Robin L. Antenucci (SEAL)
----------                                   ----------------------
                                             ROBIN L. ANTENUCCI


                                             BANK:

                                             BRANCH BANKING AND TRUST COMPANY,
                                             A North Carolina Banking
                                             Corporation


12/28/2004                                   By: Andrew P. Shambarger (SEAL)
----------                                   ------------------------
                                             Andrew P. Shambarger,
                                             Business Services Officer


                                 ACKNOWLEDGMENTS
                                 ---------------

STATE OF Kentucky, CITY/COUNTY of Frankfort, TO WIT:

     I HEREBY CERTIFY, that on this 22 day of December, 2004, before me, the undersigned, a Notary Public of the jurisdiction aforesaid, personally appeared JOHN C. ANTENUCCI, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, who acknowledged himself to be the PRESIDENT of PLANGRAPHICS, INC., a Maryland corporation, and who further acknowledged under oath that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained on behalf of PLANGRAPHICS, INC., as PRESIDENT.

     IN WITNESS My Hand and Notarial Seal.

                                    Gary W. Murphy (SEAL)
                                    --------------
                                    NOTARY PUBLIC
My Commission Expires:
April 26, 2007

STATE OF Kentucky, CITY/COUNTY of Frankfort, TO WIT:

     I HEREBY CERTIFY, that on this 22 day of December, 2004, before me, the undersigned, a Notary Public of the jurisdiction aforesaid, personally appeared JOHN C. ANTENUCCI, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, who acknowledged himself to be the PRESIDENT of PLANGRAPHICS, INC., a Colorado corporation, and who further acknowledged under oath that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained on behalf of PLANGRAPHICS, INC., as PRESIDENT.

     IN WITNESS My Hand and Notarial Seal.

                                    Gary W. Murphy (SEAL)
                                    --------------
                                    NOTARY PUBLIC
My Commission Expires:
April 26, 2007


STATE OF Kentucky, CITY/COUNTY of Franklin, TO WIT:

     I HEREBY CERTIFY, that on this 22 day of December, 2004, before me, the undersigned, a Notary Public of the jurisdiction aforesaid, personally appeared JOHN C. ANTENUCCI, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

     IN WITNESS My Hand and Notarial Seal.

                                    Gary W. Murphy (SEAL)
                                    --------------
                                    NOTARY PUBLIC
My Commission Expires:

April 26, 2007


STATE OF Kentucky, CITY/COUNTY of Franklin, TO WIT:

     I HEREBY CERTIFY, that on this 22 day of December, 2004, before me, the undersigned, a Notary Public of the jurisdiction aforesaid, personally appeared ROBIN L. ANTENUCCI, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that she executed the same for the purposes therein contained.

     IN WITNESS My Hand and Notarial Seal.

                                    Gary W. Murphy (SEAL)
                                    --------------
                                    NOTARY PUBLIC
My Commission Expires:

April 26, 2007


STATE OF Maryland, CITY/COUNTY OF Silver Spring, TO WIT:

     I HEREBY CERTIFY, that on this 28 day of December, 2004, before me, the undersigned, a Notary Public of the jurisdiction aforesaid, personally appeared ANDREW P. SHAMBARGER, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, who acknowledged himself to be a Business Services Officer of BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation, and who further acknowledged that he, as such Business Services Officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained on behalf of BRANCH BANKING AND TRUST COMPANY.

     IN WITNESS My Hand and Notarial Seal.

                                    Illegible (SEAL)
                                    ---------
                                    NOTARY PUBLIC
My Commission Expires:

------------------